                                                                      Exhibit 25




                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                          /s/ J. J. Renier
                                         ---------------------------------------
                                              J. J. Renier, Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ M. R. Bonsignore
                                        ----------------------------------------
                                             M. R. Bonsignore
                                             Chairman of the Board and
                                             Chief Executive Officer,
                                             and Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ D. L. Moore
                                        ----------------------------------------
                                             D. L. Moore
                                             President and
                                             Chief Operating Officer,
                                             and Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. as true and lawful attorney-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorney-in-fact full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ W. L. Trubeck
                                        ----------------------------------------
                                             W. L. Trubeck
                                             Senior Vice President
                                             and Chief Financial Officer

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned officer of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. as true and lawful attorney-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorney-in-fact full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ W. M. Hjerpe
                                        ----------------------------------------
                                             W. M. Hjerpe
                                             Vice President and Controller

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ A. J. Baciocco, Jr.
                                        ----------------------------------------
                                             A. J. Baciocco, Jr.
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for her in her name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 15th day of February, 1994.





                                         /s/ E. E. Bailey
                                        ----------------------------------------
                                             E. E. Bailey
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ E. H. Clark, Jr.
                                        ----------------------------------------
                                             E. H. Clark, Jr.
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ W. H. Donaldson
                                        ----------------------------------------
                                             W. H. Donaldson
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ R. D. Fullerton
                                        ----------------------------------------
                                             R. D. Fullerton
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ G. Greenwald
                                        ----------------------------------------
                                             G. Greenwald
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ J. J. Howard
                                        ----------------------------------------
                                             J. J. Howard
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for her in her name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the 15th day of February, 1994.





                                         /s/ G. M. Joseph
                                        ----------------------------------------
                                             G. M. Joseph
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ B. E. Karatz
                                        ----------------------------------------
                                             B. E. Karatz
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ A. B. Rand
                                        ----------------------------------------
                                             A. B. Rand
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ S. G. Rothmeier
                                        ----------------------------------------
                                             S. G. Rothmeier
                                             Director

                                POWER OF ATTORNEY


          KNOW ALL BY THESE PRESENTS, that the undersigned director of HONEYWELL INC., a Delaware corporation, constitutes and appoints SIGURD UELAND, JR. and WILLIAM L. TRUBECK, each of them with full power to act without the other, as true and lawful attorneys-in-fact, for him in his name, place and stead in any and all capacities to sign the Form 10-K Annual Report to be filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 as amended for the fiscal year ended December 31, 1993, with full power to file such report, with all amendments and exhibits thereto and other documents in connection therewith.

          I certify that I have read a draft of such Form 10-K Annual Report for fiscal year ended December 31, 1993, and am aware of the contents thereof.

          I hereby grant to said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary to be done, hereby ratifying and confirming all that said attorneys-in-fact, or either of them, may lawfully do or cause to be done pursuant hereto.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of February, 1994.





                                         /s/ M. W. Wright
                                        ----------------------------------------
                                             M. W. Wright
                                             Director